SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 30, 2008

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837

(Address of Principal Executive Offices)  (Zip Code)

(612) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into Material Definitive Agreement.

At the regularly scheduled Annual Meeting of Shareholders of Winmark Corporation (the “Company”) held on April 30, 2008, the Company’s shareholders approved a resolution (as described more completely in the Company’s definitive Proxy Statement filed with the United States Securities and Exchange Commission on March 19, 2008) to amend the Company’s Stock Option Plan for Nonemployee Directors (the “Plan”) by extending the term of future options granted under the Plan from a six (6) year term to a ten (10) year term, and by modifying the vesting schedule from 20% to 25% per year, beginning one year from the grant date.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the full agreement.

Item 9.01                                             Financial Statements and Exhibits.

(d)    Exhibits:

10.1	Amended and Restated Stock Option Plan for Nonemployee Directors(1)

(1)  Incorporated by reference to the Appendix to the definitive Proxy Statement filed March 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: May 2, 2008	By:	/s/ Catherine P. Heaven
Catherine P. Heaven
Vice President and General Counsel

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

10.1	Amended and Restated Stock Option Plan for Nonemployee Directors (1)

(1)  Incorporated by reference to the Appendix to the definitive Proxy Statement filed March 19, 2008